West Coast Seminar



Las Vegas, Nevada

March 19, 2014

IDACORP

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of future benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies' from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, and (u) adoption of or changes in accounting policies, principles, or estimates.

Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A – "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

IDACORP Investment Highlights

Strong Foundation For Success

- Nearly 100 Years as a Fully Integrated Electric Utility
- Low Cost Hydroelectric Generating Resources
- Productive Regulatory Strategy

Proven Record of Achievement

- Solid Financial Results
- Good Corporate Citizen
- Achieving Regulatory Milestones

Future Growth Opportunities

- Customer & Revenue Growth
- Continuing Upgrades and Maintenance Capital
- Transmission Line Growth Initiatives

Recent Highlights

2013 EPS Continued Improvement

- 2013 produced $3.64 earnings per diluted share – a sixth consecutive year of improved earnings with no use of additional ADITCs
- 2012 successfully delivered $3.46[1] per diluted share, without using additional accumulated deferred investment tax credits (ADITCs)



Dividend Policy Progress

- On Sept. 19, 2013, the IDACORP Board approved an increase in the quarterly dividend rate from $0.38 per share to $0.43 per share – a 13.2 percent increase
- Since 2011, IDACORP has increased its dividend three times and on Sept. 19, 2013 stated that management anticipates recommending additional annual increases of over five percent until the dividend reaches the upper end of the target dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings



Growth Opportunities

- Estimated capital expenditures trending higher
- Customer and revenue growth
- Sizable capital reinvestment strategy
- Visible economic activity in service area, such as Clif Bar expansion to Twin Falls, Idaho

[1] Adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization.

IDACORP

Who We Are

IDACORP®

Regulated

IDAHO POWER®

An IDACORP Company

Non-Regulated

IDACORP FINANCIAL

IDA-WEST ENERGY

An IDACORP Company

Our Vision:

To be regarded as an exceptional utility.

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Idaho Power Service Area
Core Business

IDACORP

Generation

Resource	Facilities	Nameplate (MW)
Hydro	17	1,709
Coal	3	1,118*
Natural Gas	3	762
Diesel	1	5
Total	24	3,594


WA
MT
ID
Snake River
OR
Payette
Boise
WY
Pocatello
Twin Falls
NV
UT

Customers
508,435 General business customers as of December 31, 2013

Step-Up Station
24 In service

Transmission
4,856 Miles of high-voltage transmission lines

Substation
228 In service

Distribution Lines
26,817 Miles of distribution lines

* Idaho Power Share

Idaho Economic Brief

Idaho Power Customer Growth



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2,762
2,146
3,497
5,534
7,331
2009
2010
2011
2012
2013

Idaho named the 9th best state for expected job growth in the nation

Forbes
Sept. 25, 2013

Idaho tax climate named 18th friendliest for business

IDAHO BUSINESS REVIEW
October 2013

Boise ranked No. 11th in livability.com's list of 100 best places to live

The Idaho Statesman
October 2013

Clif Bar looks to expand to Twin Falls, Idaho and employ 250 people

MAGICVALLEY.COM
October 2013

General Business Energy Sales & Revenues

By Customer Class


General Business Energy Sales
(MWh's - Thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
13,948
13,513
13,734
14,085
14,619
2009
2010
2011
2012
2013
Residential
Commercial
Industrial
Irrigation


General Business Revenues
($millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$ 883.8
$ 870.4
$ 834.5
$ 937.8
$ 1,101.7
2009
2010
2011
2012
2013
Residential
Commercial
Industrial
Irrigation

Earnings Per Diluted Share & Return on Year-End Equity – IDACORP

(Period-End)



Earnings Per Diluted Share (1)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.68
$3.00
$3.43
$3.46
$3.64
8.0% CAGR
2009
2010
2011
2012
2013



Return on Equity (1)
12%
10%
8%
6%
4%
2%
0%
9.3%
9.7%
10.4%
9.7%
9.9%
2009
2010
2011
2012
2013

(1) Adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization.

Operating Cash Flows

($ Million)

IDACORP	2009	2010	2011	2012	2013
Net cash provided by operating activities	$ 284.4	$ 305.4	$ 310.2	$ 249.3	$ 305.5

Liquidity

As of December 31, 2013

($ Million)

	IDACORP[1]	Idaho Power
Cash & Cash Equivalents	$ 11.7	$ 66.5
Revolving Credit Facility – Expires October 2018	125.0	300.0
Commercial Paper Outstanding	(54.7)	–
Identified for Other Use[2]	–	(24.2)
Total	$ 82.0	$ 342.3

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

ADITC Extension 2012-2014


Sharing Percentage
2013 Sharing Benefits (2)
$7.6 Million
$16.5 Million
100%
75%
50%
25%
Customer Benefit
Earnings Deadband
Company Benefit
9.50%
10.00%
10.50%
Return On Year-End Equity In Idaho Jurisdiction
$15M
$30M
$45M
Ability to use additional ADITC's of up to $45 million in 2014 (1)

(1) At February 20, 2014, the company expects to use less than $5 million of additional ADITC's in 2014

(2) For twelve months ended December 31, 2013

ADITC—Accumulated Deferred Investment Tax Credits

Key Financial & Operating Metrics and 2014 Earnings Guidance

(In millions except per share amounts)

	2014 Estimates [1]	2013 Actual
Idaho Power Operations & Maintenance Expense	$ 335 – $ 345	$ 349
Idaho Power Additional Amortization of ADITC	Less than $5	None
Idaho Power Capital Expenditures Excluding AFUDC	$ 280 – $ 295	$ 228
Idaho Power Hydroelectric Generation (MWh's) [2]	5.0 – 7.0	5.7
2014 IDACORP Earnings Per Share Guidance [3]	$ 3.40 – $ 3.55 Per Diluted Share	

(1) As of February 20, 2014.

(2) Based on reservoir storage levels and forecasted weather conditions as of February 20, 2014.

(3) The 2014 guidance incorporates all of the key financial and operating assumptions listed above.

Estimated 2014 – 2018 Capital Requirements

(Millions)

	2014	2015	2016 – 2018
Ongoing Capital Expenditures	$ 235 – 245	$ 275 – 290	$ 855 – 900
Jim Bridger Plant Environmental Controls	45 – 50	40 – 45	20 – 25
Totals	$ 280 - 295	$ 315 - 335	$ 875 - 925

Productive Regulatory Strategy

IDACORP

2012

Notable Regulatory Actions	2012 Effective Date	Annualized Revenue Impact (Millions)
Idaho Settlement Agreement	January 1st	$ 34.0
Oregon General Rate Case	March 1st	1.8
Idaho PCA	June 1st	43.0
Oregon APCU	June 1st	1.8
End of Accelerated Depreciation For Non – AMI Meters	June 1st	(10.6)
Idaho Depreciation Study	June 1st	(1.3)
Idaho Boardman End of Life Recovery Adjustment	June 1st	1.5
Idaho FCA	June 1st	1.2
Idaho Revenue Sharing	June 1st	(27.1)
Idaho Langley Gulch	July 1st	58.1
Oregon Boardman Cost Recovery	July 1st	0.1
Oregon Langley Gulch	October 1st	3.0

$105.5

2013

Notable Regulatory Actions	Filing Date	2013 Effective Date	Annualized Revenue Impact (Millions)
Idaho FCA	March 15th	June 1st	$ (1.4)
Oregon APCU	March 22nd	June 1st	2.9
Idaho PCA	April 15th	June 1st	140.4

$141.9

Productive Regulatory Strategy

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)



Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2008
2009
2010
2011
2012
2013
Idaho Power
National Average*



Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2008
2009
2010
2011
2012
2013
Idaho Power
National Average *

*Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 Months Ending 7/1/2013

Strong Financial Position

Debt Maturity Profile

($ Millions)

- **Manageable Debt Maturities**
- **Low Average Cost of Long-Term Debt — 5.2%**
- **48% Debt to Equity Ratio**



No Near-Term Refinancing Pressure
Manageable refinancing needs and windows of opportunity in ten year horizon
$230
$130
$100
$120
$100
$75
$75
$50
$20
$116
$4
$100
$70
$105
$55
$50
$60
$240
$140
$100
$100
$75
$75
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043

Elements of Growth

IDACORP Common Stock Dividend

"Based on IDACORP's current estimates for earnings and cash flow, assuming the company meets those estimates and depending on other factors influencing dividend decisions, IDACORP's management anticipates recommending to the IDACORP Board of Directors additional annual increases to the quarterly common stock dividend of greater than five percent, with the next recommended increase by September 2014."

J. LaMont Keen,
IDACORP President and Chief Executive Officer
September 19, 2013



43% increase in quarterly dividend rate
$0.30
$0.33
$0.38
$0.43 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Quarterly Dividend Per Share
$1.20
$1.32
$1.52
$1.72
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Annualized Dividend Per Share

[1] As announced Sept. 19, 2013, see IDACORP's Annual Report on Form 10-K for factors that may affect dividends.

Elements of Growth

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement Jan. 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date in 2020 or beyond
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated as of Feb. 20, 2014 between approximately $890 million and $940 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $17 million, including AFUDC
- Draft Environmental Impact Statement (EIS) expected in 2014
- Identified as a "BPA Top Priority" for 2013 and beyond


WASHINGTON
BENTON COUNTY
WALLA WALLA COUNTY
ASOTIN COUNTY
LONGHORN SUBSTATION
GRASSLAND SUBSTATION
HORN BUTTE SUBSTATION
MORROW COUNTY
UMATILLA COUNTY
PENDLETON
WALLOWA COUNTY
UNION COUNTY
BAKER COUNTY
GRANT COUNTY
WHEELER COUNTY
OREGON
ADAMS COUNTY
IDAHO
WASHINGTON COUNTY
PAYETTE COUNTY
GEM COUNTY
CANYON COUNTY
HEMINGWAY SUBSTATION
MALHEUR COUNTY
OWYHEE COUNTY
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM

Elements of Growth

Gateway West

Transmission Line Project

- A joint project between Idaho Power Company and PacifiCorp
- Total cost for Idaho Power's share of project – between $150 million and $300 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $26 million, including AFUDC
- Bureau of Land Management (BLM) released final EIS in April 2013 for public comment
- BLM released its preferred routes in October 2012 (Excluding segments 8 & 9)
- Record of decision issued in November 2013 (Excluding segments 8 & 9)

Segment Number	Connected Substations	Length (Miles)	Idaho Power Permitting Interest
6	Borah to Midpoint	88	100%
8	Midpoint to Hemingway	126	33%
9	Cedar Hill to Hemingway	152	33%
10	Midpoint to Cedar Hill	34	33%



BLM Preferred Alternatives
BLM Preferred and Proponent Proposed
BLM Preferred Alternative
Routes Analyzed in Final EIS
Proponent Proposed
Other Alternative
Substation
HEMINGWAY
BOISE
MIDPOINT
CEDAR HILL
BORAH
POPULUS
WINDSTAR
DAVE JOHNSTON
HEWARD
SHIRLEY BASIN
AEOLUS
JIM BRIDGER
ANTICLINE
I D
N E V A D A
U T A H
W Y O M I N G

Spring Outlook

March Through May 2014

Precipitation


EC
EC
B
A
EC
B
EC

Temperature


EC
B
EC
A
A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce

For Additional Information

Steven R. Keen
Idaho Power Company – Senior Vice President, CFO & Treasurer
IDACORP, Inc. – Vice President, Finance & Treasurer
(208) 388-2200
SKeen@idahopower.com

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com